UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2012

Griffin Capital Net Lease REIT, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-54377

MD	26-3335705
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2121 Rosecrans Avenue, Suite 3321 El Segundo, CA 90245

(Address of principal executive offices, including zip code)

(310) 469-6100

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Griffin Capital Net Lease REIT, Inc., a Maryland corporation (the “Registrant”), hereby amends its Current Report on Form 8-K dated March 16, 2012, for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the Registrant’s acquisition of a property located in Cranberry Township, Pennsylvania (the “Westinghouse property”) in accordance with Rule 3-14 and Article 11 of Regulation S-X, respectively.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Registrant hereby files the following financial statements and pro forma financial information, respectively.

Item 9.01. Financial Statements

Report of Independent Auditors

To the Board of Directors

Griffin Capital Net Lease REIT, Inc.

We have audited the accompanying statement of revenues and certain operating expenses of the Westinghouse property (the “Westinghouse Property”) for the year ended December 31, 2011. This statement of revenues and certain operating expenses is the responsibility of management of the Westinghouse Property. Our responsibility is to express an opinion on the statement of revenues and certain operating expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain operating expenses is free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain operating expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Revenues and certain operating expenses (described in Note 2) that would not be comparable to those resulting from the proposed future operations of the Westinghouse Property are excluded and the statement is not intended to be a complete presentation of the revenues and certain operating expenses of the Westinghouse Property.

In our opinion, the statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Westinghouse Property for the year ended December 31, 2011, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Irvine, California

June 6, 2012

WESTINGHOUSE PROPERTY

STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

	Three Months Ended March 31, 2012	Year Ended December 31, 2011
	(unaudited)
Revenues:
Rentals	$751,161	$3,071,887
Property tax recovery	52,262	209,048

Total revenues	803,423	3,280,935
Certain operating expenses:
Property tax expense	52,262	209,048

Total certain operating expenses	52,262	209,048

Excess of revenues over certain operating expenses	$751,161	$3,071,887

See accompanying notes

NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

1.	Organization

Griffin Capital Net Lease REIT, Inc. (the “Company”), through a wholly-owned subsidiary of The GC Net Lease REIT Operating Partnership, L.P. (the “Operating Partnership”), acquired an office building located in Cranberry Township, Pennsylvania (the “Westinghouse property”) on March 22, 2012. The Westinghouse property is leased in its entirety, pursuant to a long-term, triple-net lease, to Westinghouse Electric Company (“Westinghouse”), obligating Westinghouse to all costs and expenses to operate and maintain the property, including capital expenditures.

2.	Basis of Presentation

The accompanying statements of revenues and certain operating expenses (the “Statements”) have been prepared to comply with Rule 3-14 of Regulation S-X as promulgated by the Securities and Exchange Commission. The Statements are not representative of the actual operations for the periods presented, as certain revenues and operating expenses that may not be comparable to the revenues and operating expenses the Company expects to incur in the future operations of the Westinghouse property have been excluded. Excluded items consist of interest income and certain operating expenses including depreciation and amortization, property management fees, and interest costs associated with the related debt. Management is not aware of any factors related to the Westinghouse property that would cause this financial information not to be indicative of future operating results.

The accompanying unaudited statement of revenues and certain operating expenses for the three months ended March 31, 2012 was prepared on the accrual basis of accounting and in accordance with principles generally accepted in the United States (“GAAP”) for interim financial information as contained in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), and in conjunction with rules and regulations of the Securities Exchange Commission (“SEC”). Certain information and footnote disclosures required for annual financial statements have been condensed or excluded pursuant to SEC rules and regulations. Accordingly, the unaudited statement of revenues and certain operating expenses does not include all of the information and footnotes required by GAAP for complete financial statements. The unaudited statement of revenues and certain operating expenses includes accounts and related adjustments, which are, in the opinion of management, of normal recurring nature and necessary for a fair presentation of the Westinghouse property’s results of operations.

Revenue Recognition

The lease of the Westinghouse property is accounted for as an operating lease. Revenue is recognized based on the contractual provisions of the leases. Property tax liability for the Westinghouse property has been waived by the applicable taxing authority so long as the tenant maintains certain operating requirements, which includes a certain employment base. However, property tax recovery and property tax expense are included in the Statements as the Company is ultimately liable for the payment of such property taxes.

Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

3.	Lease

On March 22, 2012, the Company, through a wholly-owned subsidiary of the Operating Partnership, acquired the Westinghouse property for a purchase price of $36.2 million. As of the acquisition date, the remaining term on the Westinghouse property lease was approximately 14 years. The following table summarizes the future minimum rent payments pursuant to the terms of the lease as of December 31, 2011:

2012	$2,953,919
2013	2,953,919
2014	2,953,919
2015	2,953,919
2016	3,071,887
Thereafter	28,236,821

Total	$43,124,384

GRIFFIN CAPITAL NET LEASE REIT, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On March 22, 2012, Griffin Capital Net Lease REIT, Inc. (the “Company”), through a wholly-owned subsidiary of the The GC Net Lease REIT Operating Partnership, L.P. (the “Operating Partnership”), acquired an office building located in Cranberry Township, Pennsylvania (the “Westinghouse property”). The Westinghouse property is leased in its entirety pursuant to a long-term, triple-net lease to Westinghouse Electric Company (“Westinghouse”), obligating Westinghouse to all costs and expenses to operate and maintain the property, including capital expenditures. On the acquisition date the remaining term of the lease was approximately 14 years.

The purchase price of the Westinghouse property was $36.2 million, which was partially funded with a draw of $27.1 million from the Company’s Restated KeyBank Credit Agreement and $9.0 million in mezzanine debt pursuant to the Company’s Mezzanine Credit Agreement.

The pro forma condensed consolidated statement of operations and comprehensive loss for the year ended December 31, 2011 and the pro forma condensed consolidated statement of operations and comprehensive income for the three months ended March 31, 2012 are not necessarily indicative of what the actual operating results would have been had the properties been acquired on January 1, 2010 (LTI property) and January 1, 2011 (AT&T and Westinghouse properties) nor do they purport to represent the Company’s future operating results.

The unaudited pro forma condensed consolidated statement of operations and comprehensive loss for the year ended December 31, 2011 and the unaudited pro forma condensed consolidated statement of operations and comprehensive income for the three months ended March 31, 2012 should be read in conjunction with the consolidated financial statements of Griffin Capital Net Lease REIT, Inc. and accompanying notes thereto filed on Form 10-Q for the three months ended March 31, 2012 and those included in the Company’s annual report filed on Form 10-K for the year ended December 31, 2011 and the Company’s Forms 8-K/A filed on July 27, 2011 and on April 12, 2012 relating to the acquisitions of the LTI property on May 13, 2011 and the AT&T property on January 31, 2012, respectively. In the Company’s opinion, all adjustments necessary to reflect the effects of the properties acquired, the respective debt, and the issuance of the Company’s shares have been made.

GRIFFIN CAPITAL NET LEASE REIT, INC.

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

Year Ended December 31, 2011

	Historical	LTI Historical	AT&T Historical	Westinghouse Historical	Pro forma Adjustment		Pro forma
Revenues:
Rental income	$13,223,384	$1,458,558	$2,947,784	$3,071,887	$262,396	a	$20,964,009
Property tax recovery	1,785,486	220,022	284,138	209,048	—		2,498,694
Propery management fee and reimbursement recovery	—	—	145,731	—	—		145,731
Interest income	1,153	—	—	—	—		1,153

Total revenue	15,010,023	1,678,580	3,377,653	3,280,935	262,396		23,609,587

Expenses:
Asset management fees to affiliates	1,083,304	—	—	—	725,048	b	1,808,352
Property management fees to affiliates and expense reimbursement	377,078	—	145,731	—	130,357	c	653,166
Property tax expense	1,785,486	220,022	284,138	209,048	—		2,498,694
Acquisition fees and expenses to non-affiliates	1,560,974	—	—	—	(63,836)	d	1,497,138
Acquisition fees and expenses to affiliates	1,680,000	—	—	—	606,000	d	2,286,000
General and administrative expenses	1,748,334	—	—	—	—		1,748,334
Depreciation and amortization	5,608,669	—	—	—	3,371,793	e	8,980,462
Interest expense	5,787,676	—	—	—	2,747,073	f	8,534,749

Total expenses	19,631,521	220,022	429,869	209,048	7,516,435		28,006,895

Net loss	(4,621,498)						(4,397,308)
Distributions to redeemable noncontrolling interests attributable to common stockholders	(188,759)						(188,759)

Net loss including distributions to redeemable noncontrolling interests attributable to common stockholders	(4,810,257)						(4,586,067)

Net loss attributable to noncontrolling interests	(2,274,789)						(2,167,873)

Net loss attributable to common stockholders	$(2,535,468)						$(2,418,194)

Net loss per share, basic and diluted	$(0.72)						$(0.68)

Weighted average number of common shares outstanding, basic and diluted	3,517,692						3,553,902

Comprehensive loss	$(4,621,498)						$(4,397,308)

See accompanying notes

GRIFFIN CAPITAL NET LEASE REIT, INC.

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

Three Months Ended March 31, 2012

	Historical	AT&T Historical	Westinghouse Historical	Pro forma Adjustment		Pro forma
Revenues:
Rental income	$4,396,478	$241,914	$751,161	$(129,190)	a	$5,260,363
Property tax recovery	598,107	24,166	52,262	—		674,535
Propery management fee and reimbursement recovery	—	29,388	—	—		29,388
Interest income	197	—	—	—		197

Total revenue	4,994,782	295,468	803,423	(129,190)		5,964,483

Expenses:
Asset management fees to affiliates	367,319	—	—	84,771	b	452,090
Property management fees to affiliates	126,862	7,257	—	19,555	c	153,674
Property operating expense	25,128	22,131	—	—		47,259
Property tax expense	562,456	24,166	52,262	—		638,884
Acquisition fees and expenses	681,555	—	—	(655,285)	d	26,270
Acquisition fees and expenses to affiliates	2,286,000	—	—	(2,286,000)	d	—
General and administrative expenses	494,410	—	—	—		494,410
Depreciation and amortization	1,889,909	—	—	355,206	e	2,245,115
Interest expense	1,607,160	—	—	235,633	f	1,842,793

Total expenses	8,040,799	53,554	52,262	(2,246,120)		5,900,495

Net (loss) income	(3,046,017)					63,988
Distributions to redeemable noncontrolling interests attributable to common stockholders	(57,637)					(57,637)

Net loss including distributions to redeemable noncontrolling interests attributable to common stockholders	(3,103,654)					6,351

Net loss attributable to noncontrolling interests	(1,075,244)					22,588

Net loss attributable to common stockholders	$(2,028,410)					$(16,237)

Net loss per share, basic and diluted	$(0.32)					$—

Weighted average number of common shares outstanding, basic and diluted	6,333,828					6,333,828

Comprehensive (loss) income	$(3,046,017)					$63,988

See accompanying notes

GRIFFIN CAPITAL NET LEASE REIT, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Rental Properties

On November 9, 2010, the board of directors approved the acquisition by the Company, through a wholly-owned subsidiary of the Operating Partnership, of the co-tenancy interests in a single-story, lab and manufacturing headquarters facility located in Carlsbad, CA (the “LTI property”) from 29 unaffiliated third party investors and one affiliated investor. The acquisition was completed on May 13, 2011. The LTI property is 100% leased to a single tenant, Life Technologies Corporation (“LTI”) pursuant to a long-term, triple-net lease, obligating LTI to all costs and expenses to operate and maintain the property, including capital expenditures. On the acquisition date, the annual rent was $12.25 per square foot, subject to periodic rent increases pursuant to the lease, and the remaining term of the lease was approximately 11 years.

On December 15, 2011, the board of directors approved the acquisition by the Company, through the Operating Partnership, of a three-building, two-story office and data center facility located in Redmond, Washington (the “AT&T property”). The acquisition was completed on January 31, 2012. The AT&T property is leased in its entirety to AT&T Services, Inc., on behalf of AT&T Wireless Services, Inc., a wholly-owned subsidiary of AT&T, Inc. (“AT&T”) pursuant to three long-term, triple-net leases obligating AT&T to all costs and expenses to operate and maintain the property, including capital expenditures. On the acquisition date, the annual rent was $19.25 per square foot, subject to periodic rent increases pursuant to the lease, and the remaining term was approximately eight years.

On December 15, 2011, the board of directors approved the acquisition by the Company, through a wholly-owned subsidiary of the Operating Partnership, of an office building located in Cranberry Township, Pennsylvania (the “Westinghouse Property”). The acquisition was completed on March 22, 2012. The Westinghouse property is leased in its entirety to Westinghouse Electric Company (“Westinghouse”), pursuant to a long-term, triple-net lease obligating Westinghouse to all costs and expenses to operate and maintain the property, including capital expenditures. On the acquisition date, the annual rent was $24.47 per square foot, subject to periodic rent increases pursuant to the lease, and the remaining term was approximately 14 years.

The LTI, AT&T and Westinghouse properties are hereinafter referred to as the “Properties.”

In accordance with Accounting Standards Codification (“ASC”) 805-10, Business Combinations (“ASC 805-10”), the Company performs the following procedures when allocating the acquired value of real estate: (1) estimate the fair value of the real estate as of the transaction date on an “as if vacant basis;” (2) allocate the “as if vacant” value among land, building, and tenant improvements; (3) calculate the value of the intangible assets and liabilities as the difference between the “as if vacant” value and the contributed value; and (4) allocate the intangible value to the above, below and at market leases, leasing costs associated with in-place leases, tenant relationships and other intangible assets. The acquisition value of the Properties has been allocated, as of the transaction dates, in accordance with the methodology discussed above.

GRIFFIN CAPITAL NET LEASE REIT, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The value allocated to building is depreciated and tenant improvements are amortized on a straight-line basis over an estimated useful life. The building is depreciated over a 40 year useful life and tenant improvements are amortized over the shorter of estimated useful life and remaining contractual, non-cancelable term of the in-place lease. The value of above and below market leases are amortized over the remaining contractual, non-cancelable term of the in-place lease (with consideration as to below market extension options for below market leases) and recorded as either an increase (for below market leases) or a decrease (for above market leases) to rental income. Costs associated with originating these leases are amortized over the remaining contractual, non-cancelable term of the in-place lease.

Adjustments to the Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Loss for the year ended December 31, 2011 and the Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income for the three months ended March 31, 2012

The historical amounts for the Westinghouse property include operating revenues as required by Rule 3-14 of Regulation S-X. Property level expenses, such as depreciation, interest expense and management fees, for the Properties are presented as pro forma adjustments to the unaudited pro forma condensed consolidated statement of operations and comprehensive loss for the year ended December 31, 2011 and the unaudited pro forma condensed consolidated statement of operations and comprehensive income for the three months ended March 31, 2012, and are derived from the results of each transaction.

The following are the explanations for operating and property level revenues and expenses included in the unaudited pro forma condensed consolidated statement of operations and comprehensive loss for the year ended December 31, 2011 and the unaudited pro forma condensed consolidated statement of operations and comprehensive income for the three months ended March 31, 2012:

a. The historical rent revenue represents the contractual rent, straight-line rent and in-place lease valuation amortization pursuant to the lease in effect during the time period presented. The Pro Forma Adjustments are presented to adjust contractual rent revenue to a straight-line and the amortization of in-place lease valuation, in accordance with ASC 805-10, for the LTI property as if the property was acquired on January 1, 2010 and for the AT&T and Westinghouse properties as if the properties were acquired on January 1, 2011. The straight-line rent adjustments for the Westinghouse property are included in the rental revenues total as required by Rule 3-14 of Regulation S-X and therefore are not included in the Pro Forma Adjustments. However, the rental revenues and the straight-line rent adjustments for the Westinghouse property for the year ended December 31, 2011 are adjusted through the Pro Forma Adjustments to account for the contractual rent differential pursuant to the third lease amendment executed on the closing date of the acquisition of the property, in which the contractual rent was reduced with an effective date of January 1, 2011.

GRIFFIN CAPITAL NET LEASE REIT, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following summarizes the adjustment made to rent revenue for the year ended December 31, 2011:

	LTI	AT&T	Westinghouse	Total
Adjustment to contractual and straight-line rent	$182,564	$279,695	$(67,242)	$395,017
(Above)/below market, in-place rent	298,075	(106,739)	(323,957)	(132,621)

	$480,639	$172,956	$(391,199)	$262,396

The following summarizes the adjustment made to rent revenue for the three-month period ended March 31, 2012:

	AT&T	Westinghouse	Total
Adjustment to contractual and straight-line rent	$18,367	$(66,668)	$(48,301)
Above market, in-place rent	(8,608)	(72,281)	(80,889)

	$9,759	$(138,949)	$(129,190)

b. Asset management fees are paid monthly to the Company’s advisor at 0.0625%, or 0.75% annually, based on the aggregate book value of the Properties, pursuant to the advisory agreement dated February 10, 2009, as amended.

c. Property management fees are paid to The GC Net Lease REIT Property Management, LLC monthly at 3.0% of gross property revenues received, pursuant to the current property management agreement.

d. Acquisition fees and expenses are incurred with each acquisition transaction. Acquisition fees and expenses incurred for the LTI, AT&T and Westinghouse property acquisitions consist of $1.1 million, $0.2 million, and $0.9 million, respectively, to non-affiliates and $1.7 million, $1.2 million, and $1.1 million, respectively, to affiliates. The pro forma adjustments reflect the acquisition of the LTI property as of January 1, 2010, and the related acquisition fees and expenses would have been incurred in operations for the year ended December 31, 2010. Therefore, these fees and expenses are deducted from operations for the year ended December 31, 2011. Additionally, the pro forma adjustments reflect the acquisition of the AT&T and Westinghouse properties as of January 1, 2011, and the related acquisition fees and expenses would have been incurred in operations for the year ended December 31, 2011. Therefore, these fees and expenses are deducted from operations for the three months ended March 31, 2012. The remaining balance of non-affiliated acquisition expenses relates to other pending acquisitions.

e. Depreciation expense is reflected in the pro forma based on an estimated useful life of 40 years at the contributed basis or acquisition price for building and building improvements, and the remaining contractual, in-place lease term for intangible lease value.

The following tables summarize the adjustment made to depreciation and amortization expense by asset category for the year ended December 31, 2011:

	LTI	AT&T	Westinghouse	Total
Building and building improvements	$309,087	$658,931	$550,624	$1,518,642
Tenant absorption and leasing costs	539,394	799,528	514,229	1,853,151

	$848,481	$1,458,459	$1,064,853	$3,371,793

The following tables summarize the adjustment made to depreciation and amortization expense by asset category for the three months ended March 31, 2012:

	AT&T	Westinghouse	Total
Building and building improvements	$53,140	$122,854	$175,994
Tenant absorption and leasing costs	64,478	114,734	179,212

	$117,618	$237,588	$355,206

f. The Company drew $22.0 million and $27.1 million from the revolving credit facility pursuant to the amended and restated credit agreement with KeyBank, as discussed below, in connection with the acquisition of the AT&T and Westinghouse properties, respectively. Additionally, the Company drew $12.4 million and $9.0 million from the mezzanine credit facility, as discussed below, to partially finance the acquisitions of the AT&T and Westinghouse properties, respectively. Interest expense related to the acquired property debt in the AT&T and Westinghouse property acquisitions is reflected in the pro forma based on the interest rates and terms described below. Interest expense related to the acquired and assumed property debt in the LTI property acquisition is reflected in the pro forma based on the interest rates and terms in place as of December 31, 2011. As the AT&T and Westinghouse properties are considered to be acquired as of January 1, 2011, the related mezzanine debt is also considered to have been paid in full. Therefore, the unaudited condensed consolidated pro forma statement of operations and comprehensive income as of March 31, 2012 does not include interest expense for the mezzanine borrowings for these properties.

Restated KeyBank Credit Agreement

On November 18, 2011, the Company, through the operating partnership, entered into an amendment and restatement to the credit agreement with KeyBank (the “Restated KeyBank Credit Agreement”), as administrative agent, and Bank of America, as syndication agent (collectively, the “Lenders”) thereby increasing the total amount of the revised revolving credit facility to $70.0 million, with each Lender committing $35 million. The revised credit facility has a term of two years, maturing on November 18, 2013, with an option to extend for one year.

KeyBank Mezzanine Loan

On January 31, 2012, a property-owning SPE wholly-owned by the Company’s Operating Partnership (the “Property SPE”) entered into that certain Mezzanine Credit Agreement in which KeyBank serves as the initial lender (the “Mezzanine Credit Agreement”) with total commitments of $15.0 million (the “Mezzanine Loan”). Additional lenders may be added pursuant to the terms of the Mezzanine Credit Agreement. The Property SPE and any other entities that become a Borrower (as defined therein) pursuant to the terms of the Mezzanine Credit Agreement may request additional borrowings up to the total loan amount committed. The terms of the Mezzanine Credit Agreement require that the proceeds of the Mezzanine Loan be used to acquire the AT&T property and other potential acquisitions through the maturity date, July 31, 2012. The terms also require periodic payments equal to the net equity raised in the Public Offering, subject to a monthly minimum amount of $4.0 million. The Mezzanine Credit Agreement contains a financial covenant requirement, which states that gross proceeds from equity raised are subject to a monthly minimum amount of $4.0 million for the first three months of the six-month term and $5.0 million thereafter.

The following tables summarize the adjustment made to interest expense for the year ended December 31, 2011:

LTI mortgage debt (at a rate of 5.80%)	$734,539
LTI mortgage debt premium amortization	(31,397)
LTI Bridge Loan (at a rate of 6.50%)	293,150
AT&T Credit Facility (at a rate of 3.00%) (1)	660,000
AT&T Mezzanine Loan (at a rate of 6.75%) (1)	161,044
Westinghouse Credit Facility (at a rate of 3.00%) (1)	812,850
Westinghouse Mezzanine Loan (at a rate of 6.75%) (1)	116,887

Total	$2,747,073

(1)	Based on interest rates in effect as of March 31, 2012.

The following tables summarize the adjustment made to interest expense for the three months ended March 31, 2012:

AT&T Credit Facility (at a rate of 3.00%) (1)	55,000
Westinghouse Credit Facility (at a rate of 3.00%) (1)	180,633

Total	$235,633

(1)	Based on interest rates in effect as of March 31, 2012.

g. The following table summarizes the weighted average shares and units outstanding at December 31, 2011 and March 31, 2012 and the allocable percentage of noncontrolling interest:

	For the Year Ended December 31, 2011	For the Three Months Ended March 31, 2012
Weighted average shares outstanding- historical basis	3,517,692	6,333,828
Equity raised in excess of cash on hand to fund the AT&T property as if outstanding on January 1, 2011	36,210	—

Total weighted average shares outstanding – pro forma basis	3,553,902	6,333,828
Operating partnership units issued in the initial capitalization of the operating partnership (A)	20,000	20,000
Operating partnership units issued in conjunction with the contribution of Renfro and Plainfield, and as if converted to common stock (A)	2,020,000	2,020,000
Operating partnership units issued in conjunction with the acquisition of Will Partners, and as if converted to common stock (A)	281,882	281,882
Operating partnership units issued in conjunction with the acquisition of Emporia Partners, and as if converted to common stock (A)	315,217	315,217
Operating partnership units issued in conjunction with the acquisition of LTI, and as if converted to common stock (A)	825,285	825,285

Total outstanding shares and units – pro forma basis (B)	7,016,286	9,796,212

Percentage of operating partnership units (noncontrolling interests) to total outstanding shares ((Sum of A)/B)	49.3%	35.3%

Net (loss) income	$(4,397,308)	$63,988

Net loss allocable to noncontrolling interest based on the percentage of operating partnership units outstanding to total outstanding shares	$2,167,873	$22,588

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN CAPITAL NET LEASE REIT, INC.

Date: June 6, 2012	By:	/s/ Joseph E. Miller
Joseph E. Miller Chief Financial Officer and Treasurer